MAY 1, 2002

                        TOUCHSTONE VARIABLE SERIES TRUST
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER THE HEADING "THE FUNDS' MANAGEMENT - INVESTMENT ADVISOR".

The Trust and Touchstone Advisors have applied to the SEC for an exemptive order that, if granted, will permit the Trust or Touchstone Advisors, under certain circumstances, to select or change investment advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in the sub-advisor to that Fund.

As of the date of this supplement, the SEC has not granted the exemptive order.